UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2008

Tix Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification Number)

12001 Ventura Place, Suite 340 Studio City, California 91604 (Address of Principal Executive Offices, including Zip Code)

(818) 761-1002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

January 22, 2008 - TIX CORPORATION (OTCBB: TIXC) issued a press release announcing that it has entered into a non-binding Letter of Agreement with Joseph Marsh and Lee Marshall to purchase, Magic Arts and Entertainment, LLC. The closing is subject to completion of due diligence and execution of a definitive agreement, which the parties hope to accomplish by February 15, 2008.

Magic Arts & Entertainment produces major live events and theatrical productions throughout the United States and Canada such as David Copperfield, Jesus Christ Superstar and Michael Flatley’s Lord of the Dance.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	Press release dated January 22, 2008, announcing that that it has entered into a non-binding Letter of Agreement with Joseph Marsh and Lee Marshall to purchase, Magic Arts and Entertainment, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tix Corporation

	By:	/s/ Matthew Natalizio
Matthew Natalizio
Dated: January 21, 2008		Chief Financial Officer